UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-07599
DOMINI INSTITUTIONAL TRUST
(Exact Name of Registrant as Specified in Charter)
536 Broadway, 7th Floor, New York, New York 10012
(Address of Principal Executive Offices)
Amy Domini Thornton
Domini Social Investments LLC
536 Broadway, 7th Floor
New York, New York 10012
(Name and Address of Agent for Service)
Registrant’s Telephone Number, including Area Code: 212-217-1100
Date of Fiscal Year End: July 31
Date of Reporting Period: July 31, 2008

Item 1. Reports to Stockholders.
A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

Domini Institutional Social Equity FundSM

Annual Report
July 31, 2008

The Way You Invest Matters®

TABLE OF CONTENTS

2	Letter from the President

4	The Way You Invest Matters: Activism

Fund Performance and Holdings
7	Economic and Market Background
8	Performance Commentary
11	Expense Example

Domini Social Equity Trust
13	Portfolio of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
21	Financial Highlights
22	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm

Domini Institutional Social Equity Fund
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
30	Financial Highlights
31	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm

37	Board of Trustees’ Approval of Management and Submanagement Agreements

40	Trustees and Officers

45	Proxy Voting Information

45	Quarterly Portfolio Schedule Information

LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

The year ended July 31 was a difficult one for our nation’s economy, for stock markets around the world, and for millions of Americans. Lives have been torn apart by war, civil liberties have been curtailed, and fuel prices have risen to the point that discretionary purchases are not possible for many.

However, there is room for optimism. Stock markets plummeted over the past twelve months. The definition of a bear market is one that has fallen by 20% from its high. This means that the United States, Japan, China, Europe, and the emerging markets are all in the grip of bear markets. The easiest thing to forget during a market downturn is that markets recover. In the last nine bear markets in the U.S., however, the recovery from the point of the 20% drop has been rapid, returning an average of 17% within the year.

I believe we may be approaching the time for this anticipated recovery. Our consumption habits are changing and we have wrung the excesses out of the pricing of stocks. Americans are ready for dramatic shifts in national policy, placing quality of life at the center. We also face a presidential election that provides us with an historic opportunity to set our country on a new path.

The GDP rose 1.9% during the second quarter of 2008. Corporate earnings have also been strong. When you exclude the big banks and brokerage firms involved in the mortgage business, the Standard & Poor’s 500 gained 8.5% in operating earnings during the second quarter.

Why haven’t we had a better market? Most stock pricing models are based on the anticipated future growth of the underlying earnings of a company. But over the past twelve months the stock market did not rise, despite positive corporate earnings in most sectors. The dramatic drop in earnings at financial service companies overwhelmed the psychology of the market, and investors were discouraged.

Wall Street hates risk and marks prices down for it. The risk of the unknown, the havoc the world has experienced, is factored into investment decisions. The gradual movement of the nation towards a foreign policy that is a bit more moderate should reduce perceived risk and contribute to greater investor confidence generally. Domestic infrastructure projects, including green projects, will also give investors more confidence by creating new jobs and more consumers.

As this report went to print, some of the most dramatic events in our economic history were taking place. Again we are seeing how the excesses of Wall Street — unleashed by deregulation — have contributed significantly to our problems. Once again, it is alarmingly clear that our system of finance cannot continue to operate as if its actions didn’t affect

       The Way You Invest Matters

all of our lives. To my ears, recent events echo my firm’s motto: The way you invest matters.

We may be on the verge of a significant restructuring of our capital markets, and of government’s role in those markets. Let us hope that we are entering a new era, where Wall Street must consider its impact on Main Street.

We at Domini Social Investments continue to offer the basic building blocks for a diversified portfolio. Our equity funds are designed to allow you, the shareholder, to designate what part of the world you want to emphasize. Our bond fund is conservatively managed (as demonstrated by the fact that we fared very well during the subprime turbulence).

We know that this market has been frightening and difficult, and we recognize that it may be hard for you to stay calm and implement the plans you have for saving for the future. However, we believe that our investors have the ability to look beyond short-term volatility and focus on long-term value. We thank you for your investments with us and for your ongoing support of responsible investing.

Very truly yours,

Amy Domini
amy@domini.com

Keep in Touch with Domini

If you’re a Domini shareholder, you receive a report like this twice each year. But your dollars are working for change all year long, and now there’s a great way to stay in touch. When you sign up for Domini Updates, here’s what you’ll get:

•	Our email newsletter Investing Matters, with convenient links to quarterly Social Impact Updates and fund commentaries.

•	Domini Action Alerts, giving you an opportunity to speak out on issues from child labor to global warming.

To get Domini Updates, visit www.domini.com and sign up on our home page.

The Way You Invest Matters

THE WAY YOU INVEST MATTERS: ACTIVISM

Child Labor in Uzbekistan

For many years, we have worked with companies in our portfolios to improve conditions in the factories that supply their products. In May, we released the final report of Project Kaleidoscope, describing a new approach to improving working conditions that was field-tested in Southern China in collaboration with Walt Disney, McDonald’s, and a group of concerned investors.

Now, we are working to expand our work beyond the factory floor, encouraging companies to address their entire supply chain, from commodity to finished product.

Last year, the International Labor Rights Forum (ILRF) brought an alarming violation of children’s rights to our attention. Every year, the government of Uzbekistan reportedly mobilizes hundreds of thousands of children — many from ten to fifteen years old — to harvest cotton by hand. Uzbekistan is the world’s third largest exporter of cotton, and is ruled by a corrupt and repressive regime.

Can global companies trace the source of their cotton and influence conditions so far down their supply chain? This is a critical question, as forced and child labor is endemic to global cotton production. Limited Brands, Target, and a number of European companies have already reportedly taken steps to exclude Uzbek cotton from their merchandise. In August, trade associations representing close to 100% of all purchases of cotton products in the United States planned to meet with the Uzbek ambassador to express their deep concerns.

Domini is now working with the ILRF, the As You Sow Foundation, and a coalition of social investment firms and nonprofits to raise awareness and find solutions to Uzbekistan’s bitter harvest. Our immediate goal is to encourage the Uzbek government to invite the International Labor Organization (ILO) into the country for a monitoring and assessment mission. We have met with State Department officials and sent letters on behalf of investors with more than $250 billion in assets to Uzbek President Karimov, the Secretary General of the ILO, and Secretary of State Condoleezza Rice.

Our coalition is also working with a number of major companies to identify ways they can help to end this brutal practice. We have written to more than 100 companies around the world that produce or retail cotton-based products. As a result, companies are asking questions down their supply chain that were not asked before, and they are finding that it is indeed possible to trace the source of their cotton. Visit www.domini.com to read our press release and for links to additional resources.

Unlike other mutual funds, the Domini Institutional Social Equity Fund seeks to achieve its investment objectives by investing all of its investable assets in a separate portfolio

       The Way You Invest Matters

with an identical investment objective called the Domini Social Equity Trust (DSET). References to the Fund include the DSET, unless the context otherwise requires.

The holdings discussed above can be found in the portfolio of the Domini Institutional Social Equity Fund, included herein. The Composition of the Fund’s portfolio is subject to change.

As of July 31, 2008, Limited Brands and Target were held in the portfolio of the Fund.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment.

The Way You Invest Matters

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DOMINI INSTITUTIONAL SOCIAL EQUITY FUND
PERFORMANCE AND HOLDINGS

ECONOMIC AND MARKET BACKGROUND

U.S. Markets The U.S. stock market experienced a substantial decline during the 12-month period ending July 31, 2008. The S&P 500 Index declined −11.09%. The bond market, meanwhile (measured by the Lehman Brothers Intermediate Aggregate Index, or LBIA) returned 6.33%.

A bear market in stocks was officially pronounced when prices dropped more than 20% between October 2007 and July 2008. This decline was largely related to the three market-related issues discussed in our last report:

•	Employment continued to weaken throughout the year, with unemployment reaching a four-year high of 5.7% in July.

•	The U.S. housing market continued to deteriorate throughout the period. As of June 2008, sales of new homes dropped 33% from the previous year and foreclosures rose 53%. This decline forced many financial services companies to write down vast loan portfolios. The financial industry represented 20% of the S&P 500 on July 31, 2007, and only 15% a year later, reflecting the drop in stock valuations of financial firms caused by this crisis.

•	Oil prices increased relentlessly over the period and stood at $125 a barrel on July 31, 2008, a 59% increase for the year. This dramatic increase has hurt the U.S. economy.

Bond markets fared better during the 12-month period, with increasing demand for higher-quality issues. Yield curves steepened during the year, returning the bond market to a more usual status of rewarding investors for lending over longer periods. The federal government’s strong commitment to stabilizing two large issuers of bonds, Fannie Mae and Freddie Mac, gave investors some comfort.

Domini Institutional Social Equity Fund

PERFORMANCE COMMENTARY

For the year ended July 31, 2008, the Domini Institutional Social Equity Fund (the “Fund”) closely tracked its index, declining −11.51% compared to the S&P 500’s drop of −11.09%.

The Fund’s stock selection in the financial and consumer discretionary sectors helped its performance, more than overcoming the negative effect of its overweighting to those sectors. The Fund was hurt by its overweighting to telecommunications services and its underweighting to energy, but in both cases the effect was mostly eliminated by strong stock selection within the sectors. The Fund was hurt by stock selection in the consumer staples and industrial sectors.

Among the companies held in the Fund’s portfolio during the year, the Fund’s relative performance was helped the most by the following:

•	The energy company Energen, which benefited from increased production and higher energy prices

•	McDonald’s, which benefited from growth in international demand

•	The healthcare company Johnson & Johnson, which enjoyed steady growth in its Medical Devices and Diagnostics division, and profits from its allergy medicine Zyrtec

The Fund’s relative performance was hurt the most by the following companies in the portfolio:

•	YRC Worldwide, which faced higher fuel and equipment costs, and posted a $715 million loss in the fourth quarter of 2007

•	The check printer Deluxe, which suffered from weakness in its Small Business Services division and higher delivery costs from higher fuel prices

•	Electronic Data Systems, which experienced slow growth and competition from overseas vendors

The Domini Institutional Social Equity Fund invests in the Domini Social Equity Trust. The table and bar chart below provide information as of July 31, 2008, about the ten largest holdings of the Domini Social Equity Trust and its portfolio holdings by industry sector:

TEN LARGEST HOLDINGS

% NET
COMPANY	ASSETS

Johnson & Johnson	4.20%
Hewlett-Packard	3.06%
Microsoft	2.99%
IBM	2.98%
Verizon Communications	2.93%
Goldman Sachs	2.68%
McDonald’s	2.48%
AT&T	2.32%
Travelers	2.14%
Apache	2.02%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

* Other reflects Repurchase Agreements and Other Assets, less liabilities.

The holdings mentioned above are described in the Domini Social Equity Trust’s Portfolio of Investments at July 31, 2008, included herein. The composition of the Trust’s portfolio is subject to change.

Domini Institutional Social Equity Fund — Performance Commentary      9

AVERAGE ANNUAL TOTAL RETURNS

		Domini Institutional Social Equity Fund
		(DIEQX)		S&P 500
As of 6-30-08	1 Year	−15.18%		−13.12%

	5 Year	5.89%		7.58%

	10 Year	2.10%		2.88%

	Since Inception(1)	8.97	%(1)	9.36	%(1)

As of 7-31-08	1 Year	−11.51%		−11.09%

	5 Year	5.21%		7.02%

	10 Year	2.10%		2.90%

	Since Inception(1)	8.89	%(1)	9.26	%(1)

COMPARISON OF $10,000 INVESTMENT IN THE
DOMINI INSTITUTIONAL SOCIAL EQUITY FUND AND S&P 500

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund’s prospectus for further information.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Institutional Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived. The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses were estimated to total 0.86% of net assets. Until November 30, 2008, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 0.65% of net assets.

(1)	The Domini Institutional Social Equity Fund, which commenced operations on May 30, 1996, invests all of its assets in the Domini Social Equity Trust (DSET), which has the same investment objectives, as the Fund. The DSET commenced operations on June 3, 1991. Performance prior to the Fund’s commencement of operations is the performance of the DSET adjusted for expenses of the Fund.
This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 09/08

10      Domini Institutional Social Equity Fund — Performance Commentary

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

EXPENSE EXAMPLE

As a shareholder of the Domini Institutional Social Equity Fund, you incur two types of costs:

•	Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the Fund after holding them less than 30 days.

•	Ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2008, and held through January 31, 2008.

Actual Expenses

The line of the table captioned “Actual Expenses” below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

•	Divide your account value by $1,000.

•	Multiply your result in step 1 by the number in the first line under the heading “Expenses Paid During Period” in the table.

•	The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Domini Institutional Social Equity Fund — Expense Example      11

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period
	Value as of	Value as of	2/01/2008–
Domini Institutional Social Equity Fund	2/1/2008	7/31/2008	7/31/2008
Actual Expenses	$1,000.00	$963.50	$3.17[1]

Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.63	$3.27[1]

1	Expenses are equal to the Fund’s annualized expense ratio of 0.65% multiplied by average account value over the period, multiplied by 182, and divided by 366. The example reflects the aggregate expenses of the Fund and the Domini Social Equity Trust, the underlying portfolio in which the Fund invests.

Domini Social Equity Trust

PORTFOLIO OF INVESTMENTS
JULY 31, 2008

SECURITY	SHARES	VALUE

Common Stocks – 99.2%
Consumer Discretionary – 11.4%
American Eagle Outfitters	700	$9,800
Autoliv Inc	133,700	5,219,648
AutoZone Inc (a)	54,047	7,041,784
Best Buy Co Inc	143,558	5,702,124
Big Lots Inc (a)	259,500	7,904,370
Black & Decker Corporation	600	36,012
CBS Corp, Class B	382,900	6,264,244
Comcast Corp, Class A	5,550	114,441
DR Horton Inc	271,075	3,014,354
Expedia Inc (a)	183,100	3,583,267
Gap Inc/The	344,187	5,548,294
Home Depot Inc	3,244	77,305
J.C. Penny Co Inc (Hldg Co)	758	23,369
Johnson Controls Inc	1,954	58,933
Lear Corp (a)	171,100	2,465,551
Limited Brands	1,668	27,505
Liz Claiborne Inc	600	7,842
Lowe’s Cos Inc	2,986	60,676
McDonald’s Corp	399,074	23,860,634
McGraw-Hill Companies Inc	1,212	49,292
Meredith Corp	823	21,036
Nike Inc, Class B	147,388	8,648,728
Nordstrom Inc	895	25,722
Pulte Homes Inc	2,094	25,568
Scholastic Corp	722	18,620
Staples Inc	2,258	50,805
Starbucks Corporation (a)	2,578	37,871
Target Corp	1,636	73,996
The Walt Disney Co.	275,837	8,371,653
Time Warner Inc	7,876	112,784
TJX Companies Inc	217,700	7,338,667
TRW Automotive Holdings Corp (a)	137,300	2,546,915
VF Corp	800	57,264
Viacom Inc (a)	2,100	58,653
Washington Post, Class B	95	58,734
Whirlpool Corporation	143,563	10,867,719

		109,384,180
Consumer Staples – 10.7%
Avon Products Inc	2,406	102,014
Church & Dwight Co Inc	124,180	6,813,757
Coca Cola Co/The	289,684	14,918,726
Coca-Cola Enterprises	329,000	5,569,970
Colgate-Palmolive Co	115,296	8,563,034
Costco Wholesale Corp	1,600	100,288
Estee Lauder Companies, Class A	99,800	4,401,180
Hershey Co/The	1,936	71,187
Kimberly-Clark Corp	2,356	136,247
Kraft Foods Inc, Class A	5,000	159,100
Kroger Co	561,177	15,870,085
Pepsi Bottling Group Inc	235,200	6,550,320
PepsiAmericas Inc	538,900	12,755,763
PepsiCo Inc	3,653	243,144
Procter & Gamble Co	163,361	10,696,878
Supervalu Inc	344,500	8,826,090
Unilever PLC — Sponsored ADR	243,300	6,663,987
Walgreen Co	3,064	105,218

		102,546,988
Energy – 9.5%
Anadarko Petroleum Corporation	67,018	3,881,012
Apache Corporation	173,062	19,412,365
Devon Energy Corporation	80,770	7,664,265
ENSCO International, Inc	131,300	9,078,082
EOG Resources Inc	3,908	392,871
Nexen Inc	115,300	3,648,092
Noble Corp	94,200	4,886,154
Noble Energy Inc	90,200	6,663,074
StatoilHydro ASA	268,000	8,677,840
Talisman Energy Inc	381,200	6,805,882
Tidewater Inc	87,600	5,250,744
Unit Corp (a)	223,750	15,114,313

		91,474,694
Financials – 18.5%
American Express Co	3,576	132,741
Bank of America Corporation	540,100	17,769,290
Bank of Ireland ADR	200,490	6,870,792
Citigroup Inc	10,300	192,507
Fannie Mae	2,476	28,474
Freddie Mac	2,322	18,971
Genworth Financial Inc, Class A	585,400	9,348,838
Goldman Sachs Group Inc	140,100	25,784,004
Hudson City Bancorp Inc	582,900	10,643,754
Huntington Bancshares Inc	759,100	5,328,882
ING Groep N.V. — Sponsored ADR	191,100	6,243,237
IntercontinentalExchange Inc (a)	40,300	4,021,940

Domini Social Equity Trust / PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2008

SECURITY	SHARES	VALUE

Financials (Continued)
JP Morgan Chase & Co.	409,230	$16,627,015
Lehman Brothers Holdings Inc	1,400	24,276
Regions Financial Corp	911,200	8,638,176
Schwab (Charles) Corp	387,200	8,863,008
State Street Corp	127,100	9,105,444
TD Ameritrade Holding Corp (a)	300,500	5,982,955
Travelers Cos Inc/The	467,052	20,606,334
US Bancorp	6,463	197,832
Wachovia Corp	5,583	96,418
Washington Mutual Inc	4,631	24,683
Wells Fargo & Co	548,106	16,591,169
Westpac Banking Corp — SP ADR	42,160	4,276,710

		177,417,450
Health Care – 12.5%
Amgen Inc (a)	150,466	9,423,685
Becton Dickinson & Company	114,402	9,713,874
Forest Laboratories Inc (a)	199,700	7,091,347
Genentech Inc (a)	1,600	152,400
Gilead Sciences Inc (a)	155,210	8,378,236
Invitrogen Corp (a)	138,600	6,146,910
Johnson & Johnson	589,424	40,357,861
King Pharmaceuticals Inc (a)	355,100	4,087,201
McKesson Corp	195,100	10,923,649
Medtronic Inc	89,755	4,741,757
Thermo Fisher Scientific Inc (a)	140,100	8,478,852
Watson Pharmaceuticals Inc (a)	384,300	11,110,113

		120,605,885
Industrials – 6.5%
3M Co.	2,864	201,597
Cooper Industries Ltd, Class A	2,286	96,401
CSX Corporation	271,200	18,327,695
Cummins Inc	137,064	9,092,826
Deere & Co	112,700	7,907,032
Deluxe Corporation	356,500	5,097,950
Emerson Electric Company	3,308	161,100
Graco Inc	173,100	6,271,413
Illinois Tool Works	3,600	168,660
JetBlue Airways (a)	5,793	30,529
Manpower Inc	119,000	5,712,000
RR Donnelley & Sons Co	128,918	3,442,111
Ryder System Inc	84,400	5,567,024
Southwest Airlines	6,578	102,551
United Parcel Service, Class B	3,373	212,769

		62,391,658
Information Technology – 19.9%
Apple Inc (a)	88,682	14,096,004
Arrow Electronics, Inc (a)	146,900	4,733,118
Cisco Systems Inc (a)	10,016	220,252
Dell Inc (a)	5,484	134,742
eBay Inc (a)	218,876	5,509,109
EMC Corporation/Mass (a)	4,400	66,044
Google Inc, Class A (a)	14,280	6,765,150
Hewlett-Packard Co	656,947	29,431,226
Intel Corp	841,609	18,675,304
Intl Business Machines Corp	223,900	28,654,722
Jabil Circuit Inc	3,100	50,406
Juniper Networks Inc (a)	1,500	39,045
Lexmark International Inc (a)	186,400	6,538,912
LSI Corp. (a)	1,583,800	10,991,572
MEMC Electronic Materials (a)	97,300	4,496,233
Microsoft Corp	1,119,852	28,802,593
Motorola Inc	7,500	64,800
Oracle Corp (a)	750,300	16,153,959
QUALCOMM Inc	4,234	234,310
Symantec Corp (a)	425,846	8,972,575
Texas Instruments Inc	3,928	95,765
Western Digital Corp (a)	214,980	6,189,274
Xerox Corporation	5,598	76,357

		190,991,472
Materials – 1.6%
International Paper Co	4,600	127,512
Lubrizol Corp	170,300	8,480,940
Meadwestvaco Corp	3,466	92,923
Nucor Corp	114,116	6,529,718
Rohm and Haas Co	2,210	165,750

		15,396,843
Telecommunication Services – 6.1%
AT&T Inc	724,204	22,312,725
France Telecom SA-Spons ADR	271,430	8,547,331
Sprint Nextel Corp	7,259	59,088
Verizon Communications Inc	827,038	28,152,374

		59,071,518

Domini Social Equity Trust / PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2008

SECURITY	SHARES	VALUE

Utilities – 2.5%
Energen Corp	228,277	$13,742,275
Integrys Energy Group Inc	88,800	4,534,128
Pepco Holdings Inc	236,400	5,895,816

		24,172,219
Total Common Stocks (Cost $931,961,991)		953,452,907

Repurchase Agreement – 0.7%
State Street Bank & Trust, dated 07/31/08, 0.90% due 08/01/08, maturity amount $6,980,025 (collateralized by U.S. Government Agency Mortgage Securities, Federal Home Loan Banks, 2.606%, 01/23/09, market value $7,121,016)	6,979,850	6,979,850

Total Repurchase Agreement (Cost $6,979,850)		6,979,850

Total Investments — 99.9% (Cost $938,941,841) (b)		960,432,757
Other Assets, Less Liabilities — 0.1%		1,352,300

Net Assets — 100.0%		$961,785,057

(a)	Non-income producing security.

(b)	The aggregate cost for federal income tax purposes is $975,757,568. The aggregate gross unrealized appreciation is $77,752,333 and the aggregate gross unrealized depreciation is $93,077,144, resulting in net unrealized depreciation of $15,324,811.

ADR — American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

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FINANCIAL STATEMENTS

Domini Social Equity Trust

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2008

ASSETS:
Investments at value (cost $938,941,841)	$960,432,757
Dividend, interest and tax reclaim receivables	1,693,644

Total assets	962,126,401

LIABILITIES:
Management fee payable	242,851
Other accrued expenses	98,493

Total liabilities	341,344

NET ASSETS APPLICABLE TO INVESTORS’ BENEFICIAL INTERESTS	$961,785,057

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Trust

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2008

INVESTMENT INCOME:
Dividends (net of foreign taxes of $100,703)	$22,716,598
Interest Income	134,030

Investment Income	22,850,628

EXPENSES:
Management fee	3,419,090
Custody fees	197,209
Professional fees	61,255
Trustees fees	53,128
Miscellaneous	36,977
Shareholder communications	24,956

Total expenses	3,792,615
Fees waived and expenses reimbursed	(34,734)

Net expenses	3,757,881

NET INVESTMENT INCOME	19,092,747

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS) FROM:
Investments	(59,435,388)
Foreign currency	3,233

Net realized loss	(59,432,155)
NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	(88,406,291)
Translation of assets and liabilities in foreign currencies	—

Net change in unrealized appreciation (depreciation)	(88,406,291)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS AND FOREIGN CURRENCY	(147,838,446)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(128,745,699)

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Trust

STATEMENT OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	JULY 31, 2008	JULY 31, 2007
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$19,092,747	$20,214,279
Net realized gain (loss)	(59,432,155)	363,584,469
Net change in unrealized appreciation (depreciation)	(88,406,291)	(171,583,725)

Net Increase (Decrease) in Net Assets Resulting from Operations	(128,745,699)	212,215,023

TRANSACTIONS IN INVESTORS’ BENEFICIAL INTEREST:
Additions	134,262,000	149,773,706
Reductions	(339,801,806)	(473,539,053)

Net Increase (Decrease) in Net Assets from Transactions in Investors’ Beneficial Interests	(205,539,806)	(323,765,347)

Total (Decrease) Increase in Net Assets	(334,285,505)	(111,550,324)
NET ASSETS:
Beginning of year	1,296,070,562	1,407,620,886

End of year	$961,785,057	$1,296,070,562

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

 Domini Social Equity Trust

	YEAR ENDED JULY 31,
	2008	2007	2006	2005	2004

Net assets (in millions)	$962	$1,296	$1,408	$1,612	$1,527
Total return	−11.11%	16.00%	1.46%	11.48%	12.01%
Ratio of net investment income (loss) to average net assets (annualized)	1.68%	1.44%	1.48%	1.92%	1.25%
Ratio of expenses to average net assets (annualized)	0.33%(1)	0.30%(1)(2)	0.22%(2)	0.23%(2)	0.24%(2)
Portfolio turnover rate	70%	126%	12%	9%	8%

(1)	Reflects an expense reimbursement and fee waiver by the Manager of 0.00% and 0.01% for the years ended July 31, 2008 and 2007, respectively. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 0.33% and 0.31% for the years ended July 31, 2008 and 2007, respectively.

(2)	Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratios would have been 0.29%, 0.21%, 0.22%, and 0.24%, for the years ended July 31, 2007, 2006, 2005, and 2004, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Trust

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Equity Trust (the “Trust”) is a series of the Domini Social Trust which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Trust. The Trust seeks to provide its shareholders with long-term total return.

The Trust was designated as a series of the Domini Social Trust on June 7, 1989, and began investment operations on June 3, 1991. The Trust invests primarily in stocks of U.S. companies that meet Domini’s social and environmental standards.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Trust’s significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Trust’s Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trust’s manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Board of Trustees or its delegates.

(B) Repurchase Agreements. The Trust may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Trust requires that collateral, represented by securities (primarily U.S. government agency securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Trust to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees.

The Trust does not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(D) Foreign Currency Contracts. When the Trust purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date.

(E) Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Trust.

Notes to Financial Statements      23

(F) Federal Taxes. The Trust will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, investors in the Trust will be taxed on their share of the Trust’s ordinary income and capital gains. It is intended that the Trust will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. Domini Social Investments LLC (Domini) is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Trusts. For its services under the Management Agreements, Domini receives from the Trust a fee accrued daily and paid monthly at the annual rate below of the Trust’s average daily net assets before any fee waivers:

Domini Social Equity Trust	0.20% of the first $2 billion of net assets managed,
(prior to November 30, 2006)	0.19% of the next $500 million of net assets managed, and
0.18% of net assets managed in excess of $2.5 billion
Domini Social Equity Trust	0.30% of the first $2 billion of net assets managed,
(effective November 30, 2006)	0.29% of the next $1 billion of net assets managed, and
0.28% of net assets managed in excess of $3 billion

For the year ended July 31, 2008, Domini voluntarily reimbursed expenses totaling $34,734.

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Trust on a day-to-day basis pursuant to Submanagement Agreements with Domini. Domini pays Wellington from its management fees. Prior to November 30, 2006, SSgA Funds Management, Inc. provided these services to the Trust.

3.	INVESTMENT TRANSACTIONS

For the year ended July 31, 2008, cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $791,141,766 and $978,286,818, respectively.

4.	OTHER ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the

24      Notes to Financial Statements

tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 was required for fiscal years beginning after December 15, 2006, and was applied to all open tax years as of the effective date. FIN 48 does not have a material effect on the Fund’s financial statements. As of July 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts and New York State.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of July 31, 2008, management of the Fund is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

In March 2008, the Financial Accounting Standards Board (“FASB”) issued State of Financial Accounting Standards (“SFAS”) No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Funds use derivative instruments, how these activities are accounted for, and their effect on the Funds’ financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Funds’ financial statements and related disclosures.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Domini Social Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Domini Social Equity Trust (the “Trust”), a series of Domini Social Trust, as of July 31, 2008, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Equity Trust as of July 31, 2008, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 23, 2008

Domini Institutional Social Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2008

ASSETS:
Investment in Domini Social Equity Trust, at value	$131,148,179
Receivable for capital shares	2,010

Total assets	131,150,189

LIABILITIES:
Payable for capital shares	18,975
Other accrued expenses	29,872

Total liabilities	48,847

NET ASSETS	$131,101,342

NET ASSETS CONSIST OF:
Paid-in capital	$206,962,290
Undistributed net investment income	544,455
Accumulated net realized loss from Portfolio	(13,488,173)
Net unrealized depreciation from Portfolio	(62,917,230)

NET ASSETS	$131,101,342

Shares outstanding	7,282,205

NET ASSET VALUE AND OFFERING PRICE PER SHARE*
($131,101,342 ÷ 7,282,205 outstanding shares of beneficial interest)	$18.00

*	Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Institutional Social Equity Fund

STATEMENT OF OPERATIONS

YEAR ENDED JULY 31, 2008

INCOME:
Investment income from Portfolio (net of foreign taxes $14,607)	$3,099,886
Expenses from Portfolio	(511,167)

Net investment income from Portfolio	2,588,719

EXPENSES:
Sponsor fee	696,472
Shareholder Communications	27,341
Professional fees	26,034
Accounting fees	17,710
Miscellaneous	15,923
Registration fees	14,929
Trustees fees	6,977
Transfer agent fees	1,226

Total expenses	806,612
Fees waived and expenses reimbursed	(310,521)

Net expenses	496,091

NET INVESTMENT INCOME	2,092,628

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:

NET REALIZED GAIN (LOSS) FROM PORTFOLIO:
Investments	(7,930,894)
Foreign Currency	441

Net realized gain (loss)	(7,930,453)

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM PORTFOLIO:
Investments	(11,496,001)
Translation of assets and liabilities in foreign currencies	—

Net change in unrealized appreciation (depreciation)	(11,496,001)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO	(19,426,454)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(17,333,826)

SEE NOTES TO FINANCIAL STATEMENTS

Domini Institutional Social Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	JULY 31, 2008	JULY 31, 2007

INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$2,092,628	$2,427,995
Net realized gain (loss) from Portfolio	(7,930,453)	51,310,132
Net change in unrealized appreciation (depreciation) from Portfolio	(11,496,001)	(20,538,069)

Net Increase (Decrease) in Net Assets Resulting from Operations	(17,333,826)	33,200,058

DISTRIBUTIONS AND/OR DIVIDENDS:
Dividends to shareholders from net investment income	(1,969,753)	(2,344,332)
Distributions to shareholders from net realized gain	—	—

Net Decrease in Net Assets from Distributions and/or Dividends	(1,969,753)	(2,344,332)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	34,518,798	15,526,793
Net asset value of shares issued in reinvestment of distributions and dividends	1,636,797	1,894,050
Redemption fees	—	—
Payments for shares redeemed	(54,726,804)	(114,628,468)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,571,209)	(97,207,625)

Total Increase (Decrease) in Net Assets	(37,874,788)	(66,351,899)

NET ASSETS:
Beginning of period	168,976,130	235,328,029

End of period (including undistributed net investment income of $544,455 and $424,416, respectively)	$131,101,342	$168,976,130

CAPITAL SHARE TRANSACTIONS IN SHARES:
Sold	1,818,221	778,123
Issued in reinvestment of distributions and/or dividends	82,520	93,770
Redeemed	(2,821,034)	(5,715,481)

Net Increase (Decrease)	(920,293)	(4,843,588)

SEE NOTES TO FINANCIAL STATEMENTS

Domini Institutional Social Equity Fund

FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,
	2008	2007	2006	2005	2004

For a share outstanding for the period:
Net asset value, beginning of period	$20.60	$18.04	$18.04	$16.52	$14.90

Income/(loss) from investment operations:
Net investment income	0.28	0.27	0.23	0.30	0.18
Net realized and unrealized gain/(loss) on investments	(2.63)	2.53	(0.01)	1.54	1.60

Total income/(loss) from investment operations	(2.35)	2.80	0.22	1.84	1.78

Less dividends and distributions:
Dividends to shareholders from net investment income	(0.25)	(0.24)	(0.22)	(0.32)	(0.16)
Distributions to shareholders from net realized gain	—	—	—	—	—

Total dividends and distributions	(0.25)	(0.24)	(0.22)	(0.32)	(0.16)

Redemption fee proceeds	—	—	—**	—**	—**

Net asset value, end of period	$18.00	$20.60	$18.04	$18.04	$16.52

Total return	−11.51%	15.54%	1.22%	11.22%	11.97%
Portfolio turnover†	70%	126%	12%	9%	8%
Ratio/supplemental data (annualized):
Net assets, end of year (in millions)	$131	$169	$235	$244	$199
Ratio of expenses to average net assets	0.65%(1)	0.55%(1)	0.40%(1)	0.39%(1)	0.37%(1)
Ratio of net investment income to average net assets	1.35%	1.20%	1.30%	1.77%	1.13%

**	Amount represents less than 0.005 per share.

†	For the Portfolio in which the Fund invests.

(1)	Reflects a waiver of fees by the Manager of the Portfolio and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees and reimbursed expenses, the ratio of expenses to average net assets would have been 0.85%, 0.75%, 0.50%, 0.51%, and 0.54%, for the years ended July 31, 2008, 2007, 2006, 2005, and 2004, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Institutional Social Equity Fund

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Institutional Social Equity Fund (the “Fund”) is a series of the Domini Institutional Trust. The Domini Institutional Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund invests substantially all of its assets in the Domini Social Equity Trust (the “Trust”), a diversified, open-end management investment company having the same investment objectives as the Fund. The Trust is a series of Domini Social Trust. The value of such investment reflects the Fund’s proportionate interest in the net assets of the Trust (approximately 13.6% at July 31, 2008). The financial statements of the Trust are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Valuation of securities by the Trust is discussed in Note 1 of the Trust’s Notes to Financial Statements, which are included elsewhere in this report.

(B) Investment Income and Dividends to Shareholders. The Fund earns income daily, net of trust expenses, on its investments in the Trust. Dividends to shareholders are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(C) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

(D) Other. All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata on a daily basis among the Fund and the other investors in the Trust.

(E) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Prior to November 30, 2007, the redemption fee applied to redemptions and exchanges of Fund shares held less than 60 days. Such fees are retained by the Fund and recorded as an adjustment to paid in capital.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. The Trust has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by and fees paid to Domini under the Management Agreement are discussed in Note 2(A) of the Trust’s Notes to Financial Statements, which are included elsewhere in this Report.

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Trust on a day-to-day basis pursuant to a Submanagement Agreement with Domini. Prior to November 30, 2006, SSgA Funds Management, Inc. was the submanager for the Domini Social Equity Trust.

(C) Sponsor.  Pursuant to a Sponsorship Agreement, Domini provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by Domini to the Trust under the Management Agreement, Domini answers questions from the general public and the media regarding the securities holdings of the Trust. Effective November 30, 2006, for these services and facilities, Domini receives fees accrued daily and paid monthly from the Fund at an annual rate equal to 0.45% of the first $2.0 billion of net assets managed, 0.44% of the next $1.0 billion of net assets managed, and 0.43% of net assets managed in excess of $3.0 billion. Prior to November 30, 2006, Domini received fees accrued daily and paid monthly from the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund.

Effective November 30, 2007, Domini has reduced its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund at no greater than 0.65% of the average daily net assets of the Fund. A similar fee waiver arrangement was in effect in prior periods. The waiver currently in effect is contractual and expires on November 30, 2008, absent an earlier modification by the Board of Trustees, which oversees the Fund. For the year ended July 31, 2008, Domini waived fees totaling $301,472 and reimbursed expenses totaling $9,049.

32      Notes to Financial Statements

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2008, additions and reductions in the Fund’s investment in the Trust aggregated $34,519,736 and $55,567,043, respectively.

4. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2008, is as follows:

Undistributed ordinary income	$544,371
Capital losses, other losses and other temporary differences	(5,357,057)
Unrealized appreciation/(depreciation)	(71,048,262)

Distributable net earnings/(deficit)	$(75,860,948)

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities is primarily due to differences in book and tax policies and capital loss carryovers.

The Fund has net realized capital losses of $7,875,293 incurred during the period from November 1, 2007, through July 31, 2008. These losses are deferred and will be recognized on August 1, 2008, for tax purposes.

The Fund has accumulated capital loss carryforwards of $43,873,286, of which $15,381,994 will expire in the year 2011, $8,523,190 will expire in the year 2012, $2,943,543 will expire in the year 2013, $16,615,434 will expire in the year 2014, and $409,125 will expire in the year 2016. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

For federal income tax purposes, dividends paid were characterized as follows:

	YEAR ENDED
	2008	2007

Ordinary income	$1,969,753	$2,344,332
Long-term capital gain	—	—

Total	$1,969,753	$2,344,332

5. OTHER ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the

Notes to Financial Statements      33

applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 was required for fiscal years beginning after December 15, 2006, and was applied to all open tax years as of the effective date. FIN 48 will not have a material effect on the Fund’s financial statements. As of July 31, 2008, tax years 2005 through 2008 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts and New York State.

6. SUBSEQUENT EVENT

On September 3, 2008, the Board of Trustees (“Board”) of the Fund approved an Agreement and Plan of Reorganization) relating to the reorganization (the “Reorganization”) of shares of the Fund into newly created Institutional shares of the Domini Social Equity Fund (“Acquiring Fund”). The Fund and Acquiring Fund currently invest all of their respective assets in the same Trust and consequently indirectly invests in the same portfolio of securities. Upon the consummation of the Reorganization, Fund shareholders will receive Institutional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of the Fund at the time of the Reorganization. The Reorganization is scheduled to take place on November 28, 2008, after the close of business.

The gross expenses paid by shareholders will not increase as a result of the Reorganization. No costs of the Reorganization will be paid by the Funds or the Acquiring Funds. Each Reorganization is expected to be a tax-free transaction for federal income tax purposes and will not trigger any redemption fees.

34      Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Domini Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Domini Institutional Social Equity Fund (the “Fund”), a series of Domini Institutional Trust, as of July 31, 2008, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of the investment owned in the Trust as of July 31, 2008, by correspondence with the record keeper for the Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Institutional Social Equity Fund as of July 31, 2008, the results of its operation for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 29, 2008

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

TAX INFORMATION (UNAUDITED)
FOR THE YEAR ENDED JULY 31, 2008

For corporate shareholders, 100% of dividends paid from net investment income for the year ended July 31, 2008 were eligible for the dividends received deduction.

For dividends paid during the year ended July 31, 2008, the Fund designated $1,969,753 as Qualified Dividend Income.

BOARD OF TRUSTEES’ APPROVAL OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS

Domini manages the assets of the Domini Social Equity Trust (the “Equity Trust”). Wellington Management Company LLP (“Wellington Management”) is the submanager of the Equity Trust. Set forth below is a discussion of the Board of Trustees’ considerations and determinations with respect to the management and submanagement agreements for the Equity Trust.

***

At a meeting held on April 25, 2008, the Trustees approved the continuance of the submanagement agreement for the Equity Trust. In connection with that meeting, the Trustees reviewed extensive information provided by Domini and Wellington Management regarding, among other things: the nature and quality of services provided; legal, regulatory and compliance matters; the fees to be paid to Domini; the fees to be paid by Domini to Wellington Management; comparable fees paid by other funds; and certain other information.

In reaching their determination to approve the above-referenced agreements, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. The Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors considered and the conclusions reached are described below.

EQUITY TRUST

Nature, Quality, and Extent of Services Provided. The Trustees noted that pursuant to the Equity Trust’s management agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Equity Trust and for managing the investment of the assets of the Equity Trust, which it does by engaging and overseeing the activities of Wellington Management. They considered that under the management agreement, Domini is responsible for applying social and environmental screens to a universe of securities. The Trustees considered the scope and quality of the services provided by Wellington Management, such as the provision of the day-to-day portfolio management of the Equity Trust, including making purchases and sales of socially screened portfolio securities consistent with the Equity Trust’s investment objective and policies.

The Trustees considered the professional experience, tenure, and qualifications of the portfolio management team and the other senior personnel at Domini and Wellington Management. They also considered Domini’s capabilities and experience in the development and application of social and environmental standards and its reputation and leadership in the socially responsible investment community. In addition, they considered the compliance policies, procedures and record of Domini and Wellington Management. The Trustees concluded that Domini and Wellington Management had the necessary capabilities, resources, and personnel to continue providing services under the management and submanagement agreements.

Investment Results. The Trustees reviewed information provided to them by Domini regarding the investment returns of the Equity Trust for the 6-month, and 1-, 3- and 5-year periods ended February 29, 2008, and December 31, 2007, as well as cumulative performance from inception through February 29, 2008, and December 31, 2007. They considered the performance of the S&P 500 Index, the benchmark for the Equity Trust for the same period, as well as the performance of the peer group. The Trustees noted that the Equity Trust had underperformed the S&P 500 for the relevant periods. The Trustees noted that the Equity Trust had recently transitioned from an index to an active strategy. The Trustees considered the information provided regarding the submanager’s quantitative model and the short tenure of the current submanager. In light of the foregoing, the Trustees concluded that such performance was sufficient to warrant continuance of the management and submanagement agreements.

Fees and Other Expenses. The Trustees considered the management and submanagement fees paid to Domini and Wellington Management with respect to the Equity Trust. The Trustees considered the fees that each of Domini and Wellington Management charges its other clients with similar investment objectives. The Trustees considered that Domini (and not the Equity Trust) pays Wellington Management from its advisory fee. The Trustees considered that the subadvisory fees Wellington Management receives with respect to the Equity Trust were within the general range of the fees it receives with respect to the management of the assets of its other clients. The Trustees reviewed the total expense ratios of the Equity Trust versus the advisory and administrative fees of similar funds, taking into account the agreed-upon waiver of advisory fees, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment, including the compensation to be paid. Noting that the total expense ratios of the Equity Trust were slightly higher than the median total expense ratio of a relevant peer group, the Trustees concluded that the management and submanagement fees payable with respect to the Equity Trust were reasonable and supported continuance of the management and submanagement agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to the advisory services provided, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees concluded that they were satisfied that Domini’s level of profitability with respect to the Equity Trust was reasonable in view of the nature, quality, and extent of services to be provided.

The Trustees also reviewed Wellington Management’s consolidated balance sheet at December 31, 2006, and its pro-forma income statement for the year ended December 31, 2006, which reflected partnership income as if the firm was in corporate form. The pro-forma statement identified the revenues generated by the Equity Trust as a separate item and reflected assumptions and estimates regarding operating expenses. Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to the Equity Trust was not excessive in view of the nature, quality, and extent of services provided to the Equity Trust.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini and Wellington Management as assets grew and the extent to which economies of scale were reflected in the fees charged under the management and submanagement agreements. The Trustees noted that there were breakpoints in the fees charged under the management and submanagement agreements, and also considered the fee waivers proposed by Domini. They concluded that breakpoints were an effective way to share economies of scale with shareholders and that this was a positive factor in support of approval of the continuance of the management and submanagement agreements.

Other Benefits. The Trustees considered the other benefits that Domini, Wellington Management, and their respective affiliates receive from their relationship with the Equity Trust. The Trustees reviewed the character and amount of payments received by Domini and its affiliates in connection with the Equity Trust and the other feeder funds investing in the Equity Trust, including sponsorship fees. The Trustees considered that Domini’s profitability would be lower if the benefits related to distribution fees and sales charges were not received. The Trustees considered the brokerage practices of Domini and Wellington Management, including their use of soft dollar arrangements. The Trustees also considered the intangible benefits that would continue to accrue to Domini, Wellington Management, and each of their respective affiliates by virtue of their relationship with Equity Trust and the other Domini funds. The Trustees concluded that the benefits received by Domini, Wellington Management, and their respective affiliates were reasonable and supported the approval of the continuance of the management and submanagement agreements.

TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Domini Institutional Trust (the “Trust”) and Domini Social Trust (the “Master Trust”) as of July 31, 2008. Asterisks indicate that those Trustees and Officers are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust and Master Trust. Each Trustee and each Officer of the Trust and the Master Trust noted as an interested person is interested by virtue of his or her position with Domini Social Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 536 Broadway, 7th Floor, New York, NY 10012. Neither the Funds nor the Trusts holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

 Interested Trustee and Officer

Number of Funds
Name, Age,		and Portfolios in
Position(s) Held,		the Domini Family
and Length of	Principal Occupation(s) During Past 5 Years and	of Funds Overseen
Time Served	Other Directorships Held	by Trustee

Amy L. Domini* (58) Chair, Trustee, and President of the Trust since 1996 and the Master Trust since 1990	CEO (since 2002), President (2002-2005), and Manager (since 1997), Domini Social Investments LLC; Manager, DSIL Investment Services LLC (since 1998); Manager, Domini Holdings LLC (holding company) (since 2002); Director, Tom’s of Maine, Inc. (natural care products) (2004); Board Member, Progressive Government Institute (nonprofit education on executive branch of the federal government) (2003-2005); Board Member, Financial Markets Center (nonprofit financial markets research and education resources provider) (2002-2004); Trustee, New England Quarterly (periodical) (since 1998); Trustee, Episcopal Church Pension Fund (1994-2006); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partners for the Common Good (community development nonprofit) (since 2005)	14

 Disinterested Trustees

		Number of Funds
Name, Age,		and Portfolios in
Position(s) Held,		the Domini Family
and Length of	Principal Occupation(s) During Past 5 Years and	of Funds Overseen
Time Served	Other Directorships Held	by Trustee

Julia Elizabeth Harris (60) Trustee of the Trust and the Master Trust since 1999	Director and President, Alpha Global Solutions, LLC (agribusiness) (since 2004); Trustee, Fiduciary Trust Company (financial institution) (2001-2005); Executive Vice President, UNC Partners, Inc. (financial management) (since 1990).	14

Kirsten S. Moy (61) Trustee of the Trust and the Master Trust since 1999	Board Member, Community Reinvestment Fund (since 2003); Director, Economic Opportunities Program, The Aspen Institute (research and education) (since 2001); Director, NCB Capital Impact (since 2006).	14

William C. Osborn (64) Trustee of the Trust and the Master Trust since 1997	Manager, Massachusetts Green Energy Fund Management 1, LLC (venture capital) (since 2004); Manager, Commons Capital Management LLC (venture capital) (since 2000); Director, Porogen, Inc. (biotechnology) (since 2008); Director, Bandgap Engineering, Inc. (renewable energy technology) (since 2008); Director, GreenTech Media, Inc. (online media) (since 2008); Special Partner/Consultant, Arete Corporation (venture capital) (1999-2007); Director, CTP Hydrogen, Inc. (hydrogen generation technology) (since 2005); Director, World Power Technologies, Inc. (power equipment production) (1999-2004); Director, Investors’ Circle (socially responsible investor network) (1999-2004).	14

Karen Paul (63) Trustee of the Trust and the Master Trust since 1997	Visiting Professor, Escuela Graduado Administracion Direccion Empresas, Instituto Tecnologico y de Estudios Superiores de Monterrey (2004); Professor, Catholic University of Bolivia (2003); Fulbright Fellow, U.S. Department of State (2003); Partner, Trinity Industrial Technology (1997-2002); Executive Director, Center for Management in the Americas (1997-2002); Professor of Management and International Business, Florida International University (since 1990).	14

Gregory A. Ratliff (48) Trustee of the Trust and the Master Trust since 1999	Senior Program Officer, Bill and Melinda Gates Foundation (since 2007); Community Investment Consultant (self-employment) (since 2002).	14

 Disinterested Trustees (continued)

Number of Funds
Name, Age,		and Portfolios in
Position(s) Held,		the Domini Family
and Length of	Principal Occupation(s) During Past 5 Years and	of Funds Overseen
Time Served	Other Directorships Held	by Trustee

John L. Shields (55) Trustee of the Trust and the Master Trust since 2004	Principal, MainStay Consulting Group LLC (management consulting firm) (since 2006); Director, Adverplex, Inc. (technology company) (since 2008); Advisory Board Member, Vestmark, Inc. (software company) (since 2003); CEO, Open Investing, Inc. (investment advisor) (2006-2007); CEO, Harris Insight Funds Trust (mutual funds) (2005-2006); Managing Director, Navigant Consulting, Inc. (management consulting firm) (2004-2006); Managing Principal, Shields Smith & Webber LLC (management consulting firm) (2002-2004).	14

 Officers

Number of Funds
Name, Age,		and Portfolios in
Position(s) Held,		the Domini Family
and Length of	Principal Occupation(s) During Past 5 Years and	of Funds Overseen
Time Served	Other Directorships Held	by Trustee

Megan L. Dunphy* (38) Secretary of the Trust and the Master Trust since 2005	Mutual Fund Counsel, Domini Social Investments LLC (since 2005); Secretary, Domini Funds (since 2005); Counsel, ING (formerly Aetna Financial Services) (financial services) (1999-2004).	N/A

Adam M. Kanzer* (42) Chief Legal Officer of the Trust and the Master Trust since 2003 Vice President of the Trust and Master Trust since 2007	Managing Director (since 2007), General Counsel and Director of Shareholder Advocacy (since 1998) and Chief Compliance Officer (April 2005-May 2005), Domini Social Investments LLC; Chief Legal Officer (since 2003), Chief Compliance Officer (April 2005-July 2005), Vice President (since 2007), Domini Funds.	N/A

 Officers (continued)

Number of Funds
Name, Age,		and Portfolios in
Position(s) Held,		the Domini Family
and Length of	Principal Occupation(s) During Past 5 Years and	of Funds Overseen
Time Served	Other Directorships Held	by Trustee

Carole M. Laible* (44) Treasurer of the Trust and the Master Trust since 1997 Vice President of the Trust and Master Trust since 2007	President (since 2005), Member (since 2006), Chief Operating Officer (since 2002), and Financial/Compliance Officer (1997-2003), Domini Social Investments LLC; President and CEO (since 2002), Chief Compliance Officer (since 2001), Chief Financial Officer, Secretary, and Treasurer (since 1998), DSIL Investment Services LLC; Treasurer (since 1997), Vice President (since 2007), Domini Funds.	N/A

Douglas Lowe* (52) Assistant Secretary of the Trust and the Master Trust since 2007	Senior Compliance Manager and Counsel, Domini Social Investments LLC (since 2006); Assistant Secretary, Domini Funds (since 2007); Executive Director, Morgan Stanley (2002-2005).	N/A

Steven D. Lydenberg* (62) Vice President of the Trust since 1996 and the Master Trust since 1990	Chief Investment Officer (since 2003) and Member (since 1997), Domini Social Investments LLC; Vice President, Domini Funds (since 1990); Director (1990-2003), KLD Research & Analytics, Inc. (social research provider).	N/A

Meaghan T. O’Rourke* (28) Assistant Secretary of the Trust and the Master Trust since 2007	Compliance Associate (since 2005), Institutional Client Relationships Associate (2004-2005), Administrative Assistant (2002-2004), Domini Social Investments LLC; Assistant Secretary, Domini Funds (since 2007).	N/A

Christina Povall* (38) Assistant Treasurer of the Trust and the Master Trust since 2007	Director of Finance, Domini Social Investments LLC (since 2004); Assistant Treasurer, Domini Funds (since 2007); Senior Manager, PricewaterhouseCoopers LLP (independent registered public accounting firm) (1999-2004).	N/A

 Officers (continued)

Number of Funds
Name, Age,		and Portfolios in
Position(s) Held,		the Domini Family
and Length of	Principal Occupation(s) During Past 5 Years and	of Funds Overseen
Time Served	Other Directorships Held	by Trustee

Maurizio Tallini* (34) Chief Compliance Officer of the Trust and the Master Trust since 2005 Vice President of the Trust and Master Trust since 2007	Member (since August 2007), Managing Director (since 2007), Chief Compliance Officer (since 2005), Domini Social Investments LLC; Vice President (since 2007), Chief Compliance Officer (since 2005), Domini Funds; Venture Capital Controller, Rho Capital Partners (venture capital) (2001-2005).	N/A

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-217-0017.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

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DOMINI FUNDS
P.O. Box 9785
Providence, RI 02940-9785
1-800-582-6757
www.domini.com

Investment Manager and/or Sponsor:
Domini Social Investments LLC
536 Broadway, 7th Floor
New York, NY 10012

Investment Submanager:
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Distributor:
DSIL Investment Services LLC
536 Broadway, 7th Floor
New York, NY 10012
1-800-762-6814

Transfer Agent:
PNC Global Investment Servicing
(formerly PFPC Inc.)
760 Moore Road
King of Prussia, PA 19406

Custodian:
State Street Bank and Trust Company 200 Clarendon Street
Boston, MA 02116

Independent Registered Public Accounting Firm:
KPMG LLP
99 High Street
Boston, MA 02110

Legal Counsel:
Bingham McCutchen LLP
One Federal Street
Boston, MA 02110

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer.
(c) Not applicable.
(d) Not applicable.
(e) Not applicable.
(f) Registrant is filing its code of ethics with this report.
Item 3. Audit Committee Financial Expert.
John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an “independent” member of the Audit Committee as defined in the instructions to Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
For the fiscal years ended July 31, 2008, and July 31, 2007, the aggregate audit fees billed to the registrant by KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund	2008	2007

Domini Institutional Social Equity Fund	$15,600	$14,700
(b) Audit-Related Fees
There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2008, and July 31, 2007.
There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2008, and July 31, 2007 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini Social Investments LLC and entities controlling, controlled by, or under common control with Domini Social Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (“Service Providers”).
(c) Tax Fees
In each of the fiscal years ended July 31, 2008, and July 31, 2007, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund	2008	2007

Domini Institutional Social Equity Fund	$4,450	$4,200
There were no tax fees billed by KPMG for the fiscal years ended July 31, 2008 and July 31, 2007 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.
(d) All Other Fees
There were no other fees billed by KPMG for the fiscal years ended July 31, 2008, and July 31, 2007, for other non-audit services rendered to the registrant.
There were no other fees billed by KPMG for the fiscal years ended July 31, 2008, and July 31, 2007 that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.
(e)(1) Audit Committee Preapproval Policy: The Registrant’s Audit Committee Preapproval Policy is set forth below:
1. Statement of Principles
The Audit Committee is required to preapprove audit and non-audit services performed for each series of the Domini Social Trust, the Domini Social Investment Trust, the Domini Institutional Trust and the Domini Advisor Trust (each such series, a “Fund” and collectively, the “Funds”) by the independent registered public accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Funds’ independent registered public accountant for the Funds’ investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant’s independence.

Unless a type of service to be provided by the independent registered public accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.
The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Funds, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.
Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.
2. Delegation
The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.
3. Audit Services
The annual Audit services engagement terms and fees for the Funds will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent registered public accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.
4. Audit-Related Services
Audit-related services are assurance and related services for the Funds that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent registered public accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.

5. Tax Services
The Audit Committee believes that the independent registered public accountant can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent registered public accountant in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.
6. All Other Services
The Audit Committee may grant preapproval to those permissible non-audit services for the Funds classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.
A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
7. Preapproval Fee Levels
Preapproval fee levels for all services to be provided by the independent registered public accountant to the Funds, and applicable non-audit services to be provided by the accountant to the Funds’ investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.
8. Supporting Documentation
With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.
9. Procedures
Requests or applications to provide services that require separate approval by the Audit Committee Will be submitted to the Audit Committee by both the independent registered public accountant and the Funds’ treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

     Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.
Appendix A — Audit Committee Preapproval Policy
Preapproved Audit Services
for
October 26, 2007 through October 31, 2008

Service	Fee Range
Statutory audits or financial audits (including tax services associated with non-audit services)	As presented to Audit Committee in a separate engagement letter[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters
Not to exceed $9,000 per filing
Appendix B — Audit Committee Preapproval Policy
Preapproved Audit-Related Services
for
October 26, 2007 through October 31, 2008

Service	Fee Range
Consultations by Fund management with respect to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies
Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of Funds’ semi-annual financial statements	Not to exceed $2,000 per set of financial statements per fund

Regulatory compliance assistance	Not to exceed $5,000 per quarter

Training Courses	Not to exceed $5,000 per course

Appendix C — Audit Committee Preapproval Policy
Preapproved Tax Services
for
October 26, 2007 through October 31, 2008

Service	Fee Range
Review of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	As presented to Audit Committee in a separate engagement letter[1]

Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $5,000 for the Funds’ or for the Funds’ investment adviser during the Pre-Approval period

Assistance with custom tax audits and related matters	Not to exceed $15,000 per Fund during the Pre-Approval Period

Tax Training Courses	Not to exceed $5,000 per course during the Pre-Approval Period

M & A tax due diligence services associated with Fund mergers including: review of the target fund’s historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund’s overall tax posture and historical and future tax exposures.
Not to exceed $8,000 per merger during the Pre-Approval Period

Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation for structured finance vehicles)	Not to exceed $20,000 during the Pre-Approval Period
Appendix D — Audit Committee Preapproval Policy
Preapproved All Other Services
for
October 26, 2007 through October 31, 2008

Service	Fee Range
No other services for the Pre-Approval Period have been specifically preapproved by the Audit Committee.	N/A

Exhibit 1 — Audit Committee Preapproval Policy
Prohibited Non-Audit Services
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

[1]	For new funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing funds, pro-rated in accordance with inception dates as provided in the auditors’ proposal or any engagement letter covering the period at issue. Fees in the engagement letter will be controlling.
(e)(2) None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).
(f) According to KPMG for the fiscal year ended July 31, 2008, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees is as follows:

Fund	2008

Domini Institutional Social Equity Fund	0%
(g) There were no non-audit fees billed by KPMG, the registrant’s accountant, for services rendered to the registrant’s Service Providers for the last two fiscal years of the registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2008, were $4,450, and for the fiscal year ended July 31, 2007, were $4,200.
(h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable to the registrant.
Item 6. Schedule of Investments.
(a)	The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

(b)	Not applicable
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to the registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the registrant.
Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.
Item 11. Controls and Procedures.
(a) Within 90 days prior to the filing of this report on Form N-CSR, Amy L. Thornton, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Thornton and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in this report on Form N-CSR is accumulated and communicated to the registrant’s management, including the Ms. Thornton and Ms. Laible, as appropriate to allow timely decisions regarding required disclosures.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The Code of Ethics referred to in Item 2 is filed herewith.
(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.
(a)(3) Not applicable to the registrant.
(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI INSTITUTIONAL TRUST
By:	/s/ Amy L. Thornton
Amy L. Thornton
President

Date: October 8, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Amy L. Thornton
Amy L. Thornton
President (Principal Executive Officer)

Date: October 8, 2008

By:	/s/ Carole M. Laible
Carole M. Laible
Treasurer (Principal Financial Officer)

Date: October 8, 2008